EXHIBIT 10.223

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

[*] AGREEMENT [*]

BETWEEN

AIRBUS CANADA LIMITED PARTNERSHIP

and

AIR LEASE CORPORATION

[*]

[*] Agreement [*]
Ref. CT2410755	Page 1/4

This [*] Agreement [*] (the “[*] Agreement [*]”) dated 10 December 2024 is made

BETWEEN:

AIRBUS CANADA LIMITED PARTNERSHIP, duly acting and represented by its managing general partner, AIRBUS CANADA MANAGING GP INC., having its registered office at 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 (“the Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (“the Buyer”).

The Seller and the Buyer together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.[*]

B.The Parties now wish to enter into this [*] Agreement [*], as per provisions set forth herein.

    NOW IT IS HEREBY AGREED AS FOLLOWS:

[*] Agreement [*]
Ref. CT2410755	Page 2/4

1DEFINITIONS

The following term used herein shall have the meaning assigned thereto:

[*]

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this [*] Agreement [*]. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

2[*]

3ASSIGNMENT

This [*] Agreement [*] and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

4CONFIDENTIALITY

This [*] Agreement [*] (and its existence) shall be treated by both Parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other Party.

5LAW AND JURISDICTION

This [*] Agreement [*] shall be governed by, and construed in accordance with, the laws of the state of New York, United States of America and the provisions of Clause 21 of the Agreement shall apply to this [*] Agreement [*].

[*] Agreement [*]
Ref. CT2410755	Page 3/4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this [*] Agreement [*] to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS CANADA LIMITED PARTNERSHIP
duly acting and represented by its managing
general partner
AIRBUS CANADA MANAGING GP INC.,

/s/ Grant Levy	/s/ Benoit Schultz

By: Grant Levy	By: Benoit Schultz

Its: Executive Vice President	Its: CEO

[*] Agreement [*]
Ref. CT2410755	Page 4/4